Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS
GAAP defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. GAAP emphasizes that fair value is intended to be a market-based measurement, as opposed to a transaction-specific measurement.
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Depending on the nature of the asset or liability, various techniques and assumptions can be used to estimate the fair value. Assets and liabilities are measured using inputs from three levels of the fair value hierarchy, as follows:
Level 1 – Inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. An active market is defined as a market in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2 – Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active (markets with few transactions), inputs other than quoted prices that are observable for the asset or liability (i.e. interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data correlation or other means (market corroborated inputs).
Level 3 – Unobservable inputs, which are only used to the extent that observable inputs are not available, reflect the Company’s assumptions about the pricing of an asset or liability.
During the year ended December 31, 2012, real estate assets with a carrying amount of $10.3 million related to two properties were deemed to be impaired and their carrying amounts were reduced to their estimated fair value of $4.5 million, resulting in an impairment charge of approximately $5.7 million, which is included in impairment of real estate assets on the consolidated statement of operations for the year ended December 31, 2012. In addition, during the year ended December 31, 2012, the Company’s investment in its unconsolidated joint venture was deemed to be impaired and its carrying amount was reduced to its estimated fair value of $21.2 million, resulting in an impairment charge of $1.2 million, which is included in impairment of joint venture investment on the consolidated statement of operations for the year ended December 31, 2012.
A summary of real estate and other assets measured at fair value on a non-recurring basis during the year ended December 31, 2012 is as follows (in thousands):

	Balance as of December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Losses
Description:
Investment in real estate assets	$4,532	$—	$—	$4,532	$5,742
Investment in unconsolidated joint venture (1)	$—	$—	$—	$—	$1,156

(1) The Company sold its interest in its unconsolidated joint venture on September 28, 2012, as discussed in Note 2 to these consolidated financial statements.
During the year ended December 31, 2011, there were no real estate assets or joint venture investments measured at fair value on a non-recurring basis.
The Company’s estimated fair value of its real estate assets was primarily based upon a discounted cash flow analysis and an estimated sales price provided by a third party broker. The discounted cash flow analysis was comprised of unobservable inputs, including internally prepared probability-weighted cash flow estimates, which included estimated future market rental income, property operating expenses, the expected number of months to re-lease the property and estimated tenant improvements, which are all considered Level 3 inputs. In addition, the discounted cash flow analysis utilized observable discount rates and terminal capitalization rates, which were based on available information obtained from third-party service provider reports, which are considered Level 2 inputs. The Company’s estimated fair value of its joint venture investment was primarily based upon an indicative offer by the Company’s joint venture partner, which is considered to be a Level 2 input.
The following describes the methods the Company uses to estimate the fair value of the Company’s financial assets and liabilities:
Cash and cash equivalents and restricted cash – The Company considers the carrying amounts of these financial assets to approximate fair value because of the short period of time between their origination and their expected realization.
Mortgage notes receivable – The fair value is estimated by discounting the expected cash flows on the notes at rates at which management believes similar loans would be made as of December 31, 2012 and 2011. The estimated fair value of these notes was $86.1 million and $85.3 million as December 31, 2012 and 2011, respectively, as compared to the carrying amount of $73.4 million and $76.7 million as of December 31, 2012 and 2011, respectively. The fair value of the Company’s mortgage notes receivable is estimated using Level 2 inputs.
Notes payable and line of credit – The fair value is estimated by discounting the expected cash flows based on estimated borrowing rates available to the Company as of December 31, 2012 and 2011. The estimated fair value of the notes payable and line of credit was $1.9 billion and $1.8 billion as of December 31, 2012 and 2011, respectively, as compared to the carrying amount of $1.8 billion, as of both December 31, 2012 and 2011. The fair value of the Company’s notes payable and line of credit is estimated using Level 2 inputs.
Derivative Instruments – The Company’s derivative instruments represent interest rate swaps. All derivative instruments are carried at fair value and are valued using Level 2 inputs. The fair value of these instruments is determined using interest rate market pricing models. The Company includes the impact of credit valuation adjustments on derivative instruments measured at fair value.
Considerable judgment is necessary to develop estimated fair values of financial assets and liabilities. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company could realize, or be liable for, on disposition of the financial assets and liabilities. As of December 31, 2012, there have been no transfers of financial assets or liabilities between levels.
In accordance with the fair value hierarchy described above, the following table shows the fair value of the Company’s financial liabilities that are required to be measured at fair value on a recurring basis as of December 31, 2012 and 2011(in thousands):

	Balance as of December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Interest rate swaps	$2,181	$—	$2,181	$—

	Balance as of December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Liabilities:
Interest rate swaps	$3,558	$—	$3,558	$—
The following table shows a reconciliation of the change in fair value of the Company’s financial assets and liabilities measured at fair value on a recurring basis with significant unobservable inputs (Level 3), which consist of marketable securities, for the years ended December 31, 2012 and 2011 (in thousands):

	Year Ended December 31,
	2012	2011
Balance at beginning of year	$—	$81,995
Total gains or losses
Realized gain included in earnings	—	15,587
Reclassification of previous unrealized gain out of other comprehensive income	—	(14,654)
Unrealized loss included in other comprehensive income	—	(1,713)
Purchases, issuances, settlements, sales and accretion
Purchases	—	—
Issuances	—	—
Settlements	—	(82,061)
Accretion of discount included in earnings	—	846
Balance at end of year	$—	$—